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                                                                   EXHIBIT 10.23

                  AMENDMENT TO THE WEBSITE MARKETING AGREEMENT

                               DATED APRIL 19,1999

BETWEEN:     CYBEROAD GAMING CORPORATION, a St. Kitts corporation, ("CGC"); and

BETWEEN:     CYBEROAD.COM (ISLE OF MAN) LIMITED. and Isle of Man corporation;

WHEREAS this Amendment acknowledges that:

        a) the parties hereto agree that the Website Marketing Agreement between the parties hereto, shall bear an effective date of May 1, 1999.

EXECUTION IN COUNTERPART

This instrument may be signed in counterpart, in as many counterparts as may be necessary, and all such counterparts shall be deemed to be an original and shall constitute one and the same agreement and shall bear the date first written above.

ACKNOWLEDGED AND AGREED TO THIS 18TH DAY OF OCTOBER, 1999 BY:


CYBEROAD GAMING CORPORATION                 CYBEROAD.COM (ISLE OF MAN) LIMITED



By: /s/ LAWRENCE COFIELD                    By: /s/ JOHN COFFEY
   ----------------------                      -----------------
   Lawrence Cofield,                           John Coffey,
   Director                                    Director